Exhibit 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of Flamel Technologies S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Siân Crouzet, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Siân Crouzet
Siân Crouzet
Principal Financial Officer
May 18, 2009